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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) May 10, 2005
                                                      -----------------

                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

            112 Middle Road, #08-01 Middland House, Singapore 188970
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01       OTHER EVENTS

         As of May 10, 2005, a wholly-owned subsidiary of Amaru, Inc. (the"Company"), M2B World Pte Ltd, a Singapore corporation ("M2B World") entered into a Cooperation Agreement on the Development of Movies Entertainment Platform (the "Agreement") with Chengdu Happy Digital Network & Information Technology Co Ltd, a subsidiary of China Telecom, of the People's Republic of China for the cooperation between parties on the development of the Happydigi Movies Entertainment Platform Website. The term of the Agreement is set for five (5) years commencing from the date of signing, with an automatic extension for a further one (1) year if no written notice is given by any party. Although the Agreement was entered in the ordinary course of business by M2B World, it marks an important milestone for the Company by the Company's entrance to the Chinese market.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 7, 2005                        AMARU, INC.


                                           By: /s/ Colin Binny
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                                               Colin Binny
                                               President